UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2024

IVANHOE ELECTRIC INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41436	32-0633823
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 E. Rio Salado Parkway, Suite 130, Tempe, AZ	85281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 656-5821

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2024, the Company held its 2024 Annual Meeting of Stockholders (“2024 Annual Meeting”) where the Company’s stockholders approved the following proposals:

•	The election of nine directors to serve until their successors are duly elected and qualified at the next annual meeting of stockholders, subject to their earlier death, resignation or removal; and
•	The ratification of the selection of Deloitte LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
•	The frequency of future advisory votes on executive compensation.

The voting results were as follows:

	For	Against	Abstain	Broker Non-Votes
Election of Directors
Robert Friedland	60,355,298	2,133,293	9,959,520	21,038,077
Taylor Melvin	72,308,041	136,141	3,929	21,038,077
Russell Ball	70,199,935	2,244,239	3,937	21,038,077
Sofia Bianchi	65,913,310	6,531,242	3,559	21,038,077
Hirofumi Katase	71,379,964	1,064,917	3,230	21,038,077
Patrick Loftus-Hills	70,161,436	2,281,947	4,728	21,038,077
Victoire de Margerie	72,347,122	96,586	4,403	21,038,077
Priya Patil	61,211,767	11,232,463	3,881	21,038,077
Ronald Vance	72,356,458	86,749	4,904	21,038,077
Ratification of Deloitte LLP	93,437,304	42,208	6,676	-

	1 year	2 years	3 years	Abstain
Frequency of Future Advisory Votes on Executive Compensation	60,671,069	1,729,186	9,996,970	50,886

By a plurality, the stockholders voted to approve, on an advisory basis, one year as the preferred frequency of future advisory votes on the compensation of the Company’s named executive officers.

In light of these results and in accordance with its previous recommendation in the proxy statement for the 2024 Annual Meeting, the Company’s Board of Directors determined that the Company will hold future advisory votes on executive compensation on an annual basis until the occurrence of the next advisory vote on the frequency of advisory votes on executive compensation. The next advisory vote regarding the frequency of advisory votes on executive compensation is required to occur no later than the Company’s 2030 Annual Meeting of Stockholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVANHOE ELECTRIC INC.

Date: June 6, 2024	By:	/s/ Taylor Melvin
Taylor Melvin
President and Chief Executive Officer

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